Attachment A

Scope of Services

A.
General Services - Consultant will provide accounting, bookkeeping, and financial support services to ASFX and its subsidiaries with regard to day-to-day business operations in accordance with generally accepted industry standards.

B.	Month/Quarterly Financials - Consultant will provide ASFX with month-end and/or quarter-end closing of financial accounting books and records, including but not limited to:
1.	General Ledger (GL) accounts analysis/reconciliation.
2.	Reconcile current inventory and oversee maintenance of accurate inventory reporting.
3.	Prepare and/or review bank reconciliations.
4.	Maintain spreadsheet of investment activities.
5.	Prepare FAS123R calculations for stock based compensation.
6.	Journal Entries (JE).
7.	Research and analyze U.S. GAAP standards, rules, and guidance when necessary to assure ASFX’s compliance.
8.	Prepare financial statements (Consolidated Balance Sheets (BS), Income Statements (IS) and Cash Flows (CF)) in accordance with U.S. GAAP.
9.	Quarterly flux analysis.
10.	Prepare and provide all supporting schedules of accounts as required by external financial auditors.
11.	Provide other documents and items as required by external financial auditors.
12.	Act as liaison with ASFX’s external financial audit firm(s) to facilitate quarterly financial reviews.
13.	Record any post financial audit adjustments as appropriate.

C.	Year End Financials - Consultant will provide ASFX with year-end closing of financial accounting books and records, including but not limited to:
1.	Prepare year-end financial statements (Consolidated BS, IS and Cash flows including full footnote disclosure, in accordance with U.S. GAAP)
2.	Prepare and provide all supporting schedules of accounts for year-end financial audit(s)
3.	Provide other documents and items as required by external auditors to complete the year-end financial audit(s).

4.	Act as liaison with external audit firm to facilitate the annual financial audit.
5.	Provide guidance and assistance to the executive team with regard to the issuance of 1099’s, etc.

D.	Securities and Exchange (SEC) Reports – Consultant will prepare of SEC reports such as 10-Q and 10-K

E.	Deliverables - Consultant will deliver to ASFX the following items;

1. Quarterly Consolidated Financial statements which include:
A. Balance Sheets (BS),
B.  Income Statements (IS)
C. Statements of Cash Flow (CF))
2.  Quarterly flux analysis.
3.  All supporting schedules of accounts as required by external financial auditors.
4.  Provide other documents and items as required by external financial auditors.
5.  Record any post financial audit adjustments as appropriate.
6.  Consolidated Year-end financial statements
           A. Balance Sheets (BS),
B.  Income Statements (IS)
C.  Statements of Cash Flow including full footnote disclosure
7.  Provide all year end supporting schedules of accounts for year-end financial audit(s)
8.  Provide other year end documents and items as required by external auditors to complete the year-end financial audit(s).

Attachment B

Pricing Rates

A.	General

1.	Pricing and hourly rates for Consultant are for the Scope of Services as stipulated in Attachment A and shall be incorporated thereto.

2.	Consultant reserves the right to re-price rates for additional work as may be requested by ASFX that is outside of the work specified in the Scope of Services contained within Attachment A.

B.	Rates

1.	Consultant’s hourly rate (“Rate”) shall be ninety-five dollars ($95.00) per hour for each hour of service rendered.

2.	Partial hours shall be billed in increments of at least one quarter hours (.25 hours).

3.
Consultant may adjust the Rate for the use of subcontractors as may be required from time to time by ASFX. Consultant and ASFX will agree to the fee prior to engaging outside subcontractors if the rate exceeds the Rate of consultant.